                                                                   EXHIBIT 10.14

                                    November 29, 1996


  Cheniere Energy Operating Co., Inc.
  237 Park Avenue, Suite 2100
  New York, NY 10017

       Re:  Fourth Amendment

  Gentlemen:

       I am writing with respect to that certain Exploration Agreement dated April 4, 1996, by and between FX Energy, Inc. and Zydeco Exploration, Inc., as amended by that certain First Amendment dated May 15, 1996, and that certain Second Amendment dated August 5, 1996, and that certain Third Amendment dated October 31, 1996 (as amended, the "Agreement"). For convenience, terms defined therein shall have the same meaning when used herein. FX Energy, Inc. ("FX") has changed its name to Cheniere Energy Operating Co., Inc. ("Cheniere").

       Section 2 of the Agreement originally provided:

            FX shall pay the Seismic Funds to ZEI for deposit in the segregated account described in Section 12.a on the following schedule.


                 DATE                                   AMOUNT
                 ----                                   ------

             1996-05-15                              $3,000,000.00

             1996-06-30                               1,000,000.00

             1996-07-30                               1,000,000.00

             1996-08-30                               1,000,000.00

             1996-09-30                               2,000,000.00

             1996-10-30                               1,000,000.00

             1996-11-30                               1,000,000.00

             1996-12-30                               1,000,000.00

             1997-01-30                               1,000,000.00

             1997-02-28                               1,500,000.00

  Through yesterday, November 28, 1996, Cheniere had paid $6,000,00.00. Under the Third Amendment to the Agreement, we substituted an alternate schedule for the remaining payments, which provided for payments as follows:


                DATE                                     AMOUNT
                ----                                     ------

             1996-11-30                               2,000,000.00

             1997-01-31                               2,000,000.00

             1997-02-28                               2,000,000.00

             1997-03-31                               1,500,000.00


       Funds in the Seismic Funds Account, an account set up at Bank One Texas, N.A. styled "Zydeco Exploration Inc. Seismic Joint Venture Account," are approximately $895,000 at present.

       The parties anticipate that field data acquisition will be temporarily suspended due to weather. Assuming a suspension, a minimum balance of $1,000,000 in the Seismic Fund Account is adequate.

       According, ZEI and Cheniere agree as follows:

       1. Payments by Cheniere of additional Seismic Funds shall be suspended; provided, however, Cheniere shall from time to time furnish additional Seismic Funds sufficient to maintain the balance of the Seismic Fund Account at approximately $1,000,000. Such funds shall be forwarded within 10 days of request by ZEI. Should such funds not be forwarded within 20 days of a reminder notice, the default shall be treated as a Discontinuance under Section 5.

       2. At any time before December 1, 1997, ZEI may direct Cheniere to resume payment of the Seismic Funds. Such notice shall stipulate the date the first resumed installment payment (that due on November 30, 1996 under the Third Amendment) is due. The date so specified shall be at least 30 days after delivery of notice to Cheniere.

       3. The first resumed payment shall be reduced from its $2,000,000 amount by payments Cheniere has made to replenish the Seismic Fund Account.

       4.    Unless longer periods between payments are specified by ZEI:

             a) the second resumed payment (that of $2,000,000 due January 31, 1996 under the Third Amendment) shall be due 60 days after the first resumed payment;

             b) the third resumed payment (that of $2,000,000 due February 28, 1997 under the Third Amendment) shall be due 90 days after the first resumed payment; and

             c) the fourth resumed payment (that of $1,500,000 due March 31, 1997 under the Third Amendment) shall be due 120 days after the first resumed payment.

       5.    The normal grace period shall apply to each resumed payment.

       6.    Should Zydeco not direct that installment payment of Seismic Funds be resumed by December 1, 1997, absent an agreement of the parties to the contrary, no further Seismic Funds shall be required under the Agreement.
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       7.   The parties agree that the agreements by Zydeco to defer payments under Section 2 do not obligate Zydeco to grant further waivers nor waive the rights of Zydeco to have payments made at the times provided in the Agreement, as modified hereby.

       If I have correctly set forth our agreements, kindly so indicate by executing one counterpart of this letter and returning it to the undersigned.

                                 Yours very truly,

                                 ZYDECO EXPLORATION, INC.


                                 By:  /s/  W. Kyle Willis
                                      -------------------------------
                                 Its:  Vice President & Treasurer
                                      -------------------------------



  ACCEPTED AND AGREED TO THIS
  29TH DAY OF NOVEMBER, 1996.

  CHENIERE ENERGY OPERATING CO., INC.


  By:  /s/  William D. Forster
       -----------------------------
  Its: President
       -----------------------------


  A918-2.ZEI